STATEMENT OF CASH FLOWS - USD ($)		6 Months Ended
	Dec. 31, 2023	Jun. 30, 2024
Cash flows from operating activities
Net loss	$ (5,000)	$ (2,134,199)
Adjustments to reconcile net loss to net cash used in operating activities:
Subscription Agreement expense		2,134,199
Net cash used in operating activities		0
Increase / (Decrease) in cash and cash equivalents	0	0
Cash and cash equivalents, beginning of period	0	0
Cash and cash equivalents, end of period	$ 0	$ 0